Exhibit 99.1

      JoS. A. Bank Clothiers Reports Record Fiscal 2006 Results;
                   Earnings Per Share Increase 21%


    HAMPSTEAD, Md.--(BUSINESS WIRE)--April 17, 2007--JoS. A. Bank
Clothiers, Inc. (NASDAQ Global Select Market:JOSB) announces today record results for its fiscal year ended February 3, 2007 (fiscal
2006).

    Net income for fiscal 2006 increased to a record $43.2 million, as compared with net income of $35.3 million for the fiscal year ended January 28, 2006 (fiscal 2005). Earnings per share for fiscal 2006 increased 21% to a record $2.36 as compared with earnings per share of $1.95 for fiscal 2005. The Company noted that the results for fiscal 2006 represent the sixth consecutive year of record earnings.

    Net sales reached a record of $546.4 million in fiscal 2006, representing a 17.6% gain as compared with net sales of $464.6 million in fiscal 2005, while inventory increased at a significantly slower rate of 3.9% in fiscal 2006. The fiscal 2006 year-end cash balance grew to $43.1 million and long-term debt was reduced to four hundred thousand dollars.

    Comparing the 53 weeks of fiscal 2006 with the 52 weeks of fiscal 2005, total net sales increased 17.6% to $546.4 million from $464.6 million. Comparing the 53 weeks of fiscal 2006 with the corresponding 53 weeks of the prior year, comparable store sales increased 4.3% and Direct Marketing sales increased 23.5%. Fiscal 2006 contained 53 weeks and fiscal 2005 contained 52 weeks, consistent with the National Retail Federation's 4-5-4 week calendar. Total net sales comparisons presented herein use the actual number of weeks in each fiscal period. Comparable store and Direct Marketing sales comparisons presented herein use the corresponding calendar periods of the prior year to match the equal number of weeks.

    The Company will hold a conference call today, April 17, 2007 at 11:00 a.m. ET to discuss its results for fiscal 2006. To participate in the call, please dial (USA) 800-230-1074 or (International) 612-332-0335 at least five minutes before 11:00 a.m. ET. A replay of the conference call will be available until April 24, 2007 at 11:59 p.m. ET by dialing (USA) 800-475-6701 or (International) 320-365-3844. The access code for the replay will be 861665. In addition, a webcast replay of the conference call will be posted on the investor relations section of our website: www.josbank.com (select 'Company Information' and 'Investor Relations').

    All earnings per share amounts in this news release represent diluted earnings per share.

    JoS. A. Bank Clothiers, Inc., established in 1905, is one of the nation's leading retailers of men's classically-styled tailored and casual clothing, sportswear, footwear and accessories. The Company sells its full product line through 382 stores in 42 states and the District of Columbia, a nationwide catalog and an e-commerce website that can be accessed at www.josbank.com. The Company is headquartered in Hampstead, MD, and its common stock is listed on the Nasdaq Global Select Market under the symbol "JOSB."

    The Company's statements concerning future operations contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those forecast due to a variety of factors outside of the Company's control that can affect the Company's operating results, liquidity and financial condition. Such factors include risks associated with economic, weather, public health and other factors affecting consumer spending, higher energy and security costs, the successful implementation of the Company's growth strategy including the ability of the Company to finance its expansion plans, the mix and pricing of goods sold, the effectiveness and profitability of new concepts, the market price of key raw materials such as wool and cotton, seasonality, merchandise trends and changing consumer preferences, the effectiveness of the Company's marketing programs, the availability of lease sites for new stores, the ability to source product from its global supplier base, litigations and other competitive factors. Other factors and risks that may affect the Company's business or future financial results are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended February 3, 2007. These cautionary statements qualify all of the forward-looking statements the Company makes herein. The Company cannot assure you that the results or developments anticipated by the Company will be realized or, even if substantially realized, that those results or developments will result in the expected consequences for the Company or affect the Company, its business or its operations in the way the Company expects. The Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of their respective dates. The Company does not undertake an obligation to update or revise any forward-looking statements to reflect actual results or changes in the Company's assumptions, estimates or projections. These risks should be carefully reviewed before making any investment decision.


                     JOS. A. BANK CLOTHIERS, INC.
                     CONSOLIDATED BALANCE SHEETS
                JANUARY 28, 2006 AND FEBRUARY 3, 2007
               (In Thousands, Except Share Information)

                                    January 28, 2006  February 3, 2007
                                    ----------------  ----------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                  $7,344           $43,080
  Accounts receivable, net                    6,455             5,193
  Inventories, net                          176,642           183,471
  Prepaid expenses and other
   current assets                            12,852            18,560
                                    ----------------  ----------------
  Total current assets                      203,293           250,304
NONCURRENT ASSETS:
  Property, plant and equipment,
   net                                      100,973           117,553
  Other noncurrent assets                       566               535
                                    ----------------  ----------------
  Total assets                             $304,832          $368,392
                                    ================  ================
LIABILITIES AND STOCKHOLDERS'
 EQUITY
CURRENT LIABILITIES:
  Accounts payable                          $42,678           $41,683
  Accrued expenses                           51,834            63,606
  Current portion of long-term debt             971                --
  Deferred tax liability                     10,954             8,453
                                    ----------------  ----------------
  Total current liabilities                 106,437           113,742
NONCURRENT LIABILITIES:
  Long-term debt, net of current
   portion                                    4,826               412
  Noncurrent lease obligations               35,007            42,053
  Noncurrent deferred tax liability           2,697             2,595
  Other noncurrent liabilities                2,065             1,356
                                    ----------------  ----------------
  Total liabilities                         151,032           160,158
                                    ----------------  ----------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
  Preferred stock, $1.00 par,
   500,000 shares authorized, none
   issued or outstanding                         --                --
  Common stock, $.01 par,
   45,000,000 shares authorized,
   17,283,804 issued and
   outstanding at January 28, 2006
   and 18,039,826 issued and
   outstanding at February 3, 2007              173               180
  Additional paid-in capital                 66,757            78,101
  Retained earnings                          86,870           130,092
  Accumulated other comprehensive
   income and losses                             --              (139)
                                    ----------------  ----------------
  Total stockholders' equity                153,800           208,234
                                    ----------------  ----------------
  Total liabilities and
   stockholders' equity                    $304,832          $368,392
                                    ================  ================

Note: The foregoing unaudited Condensed Consolidated Balance Sheets are excerpts from our Consolidated Financial Statements (as of January 28, 2006 and as of February 3, 2007) and do not include the Notes, which are considered an integral part thereof. The foregoing unaudited financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 which was filed with the Securities and Exchange Commission on April 17, 2007.


                     JOS. A. BANK CLOTHIERS, INC.
                  CONSOLIDATED STATEMENTS OF INCOME
        FOR THE YEARS ENDED JANUARY 29, 2005, JANUARY 28, 2006
                         AND FEBRUARY 3, 2007
             (In Thousands, Except Per Share Information)

                                 Fiscal 2004  Fiscal 2005  Fiscal 2006
                                 -----------  -----------  -----------
NET SALES                          $372,500     $464,633     $546,385
Cost of goods sold                  147,674      177,006      207,947
                                 -----------  -----------  -----------
GROSS PROFIT                        224,826      287,627      338,438
                                 -----------  -----------  -----------
OPERATING EXPENSES:
  Sales and marketing               143,586      179,201      212,331
  General and administrative         38,003       45,930       52,453
  Store opening costs                 1,184          701          559
                                 -----------  -----------  -----------
Total operating expenses            182,773      225,832      265,343
                                 -----------  -----------  -----------
OPERATING INCOME                     42,053       61,795       73,095
Interest expense, net                 1,696        1,794          938
                                 -----------  -----------  -----------
Income before provision for
 income taxes                        40,357       60,001       72,157
Provision for income taxes           15,876       24,751       28,935
                                 -----------  -----------  -----------
NET INCOME                          $24,481      $35,250      $43,222
                                 -----------  -----------  -----------
EARNINGS PER SHARE
Net income:
  Basic                               $1.47        $2.07        $2.40
  Diluted                             $1.38        $1.95        $2.36
Weighted average shares
 outstanding:
  Basic                              16,680       17,021       17,981
  Diluted                            17,789       18,031       18,342

Note: The foregoing unaudited Condensed Consolidated Statements of
 Income are excerpts from our Consolidated Financial Statements for each of the three years ended February 3, 2007 and do not include the Notes, which are considered an integral part thereof. The foregoing unaudited financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 which was filed with the Securities and Exchange Commission on April 17, 2007.


                     JOS. A. BANK CLOTHIERS, INC.
           CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
        FOR THE YEARS ENDED JANUARY 29, 2005, JANUARY 28, 2006
                         AND FEBRUARY 3, 2007
               (In Thousands, Except Share Information)


                             Shares of           Additional
                              common     Common   paid-in    Retained
                               stock     stock    capital    earnings
                            -----------  ------  ----------  ---------
BALANCE, JANUARY 31, 2004   16,481,751    $122     $64,207    $27,183
                            -----------  ------  ----------  ---------
Net income                          --      --          --     24,481
Issuance of common stock
 pursuant to Incentive
 Option Plan                   345,452       2       1,166         --
Income tax benefit from
 exercise of non-qualified
 stock options                      --      --       2,256         --
Stock dividend fractional
 share repurchase               (1,833)     --         (35)        --
                            -----------  ------  ----------  ---------
BALANCE, JANUARY 29, 2005   16,825,370    $124     $67,594    $51,664
                            -----------  ------  ----------  ---------
Net income                          --      --          --     35,250
Retirement of treasury
 stock, at cost                     --      --      (5,058)        --
Issuance of common stock
 pursuant to Incentive
 Option Plan                   460,156       5       1,596         --
Income tax benefit from
 exercise of non-qualified
 stock options                      --      --       2,694         --
Stock dividend fractional
 share repurchase               (1,722)     --         (69)        --
Stock dividend transfer of
 par value                          --      44          --        (44)
                            -----------  ------  ----------  ---------
BALANCE, JANUARY 28, 2006   17,283,804    $173     $66,757    $86,870
                            -----------  ------  ----------  ---------
Net income                          --      --          --     43,222
Adjustment to minimum
 pension liability, net of
 tax                                --      --          --         --
Comprehensive income
Adjustment to initially
 apply FAS No. 158, net of
 tax                                --      --          --         --
Issuance of common stock
 pursuant to Incentive
 Option Plan                   756,022       7       7,397         --
Income tax benefit from
 exercise of non-qualified
 stock options                      --      --       3,947         --
                            -----------  ------  ----------  ---------
BALANCE, FEBRUARY 3, 2007   18,039,826    $180     $78,101   $130,092
                            -----------  ------  ----------  ---------



                                           Accumulated
                                              other
                                          comprehensive      Total
                               Treasury    income and    stockholders'
                                 stock      (losses)        equity
                               ---------  -------------  -------------
BALANCE, JANUARY 31, 2004       $(5,058)           $--        $86,454
                               ---------  -------------  -------------
Net income                           --             --         24,481
Issuance of common stock
 pursuant to Incentive Option
 Plan                                --             --          1,168
Income tax benefit from
 exercise of non-qualified
 stock options                       --             --          2,256
Stock dividend fractional
 share repurchase                    --             --            (35)
                               ---------  -------------  -------------
BALANCE, JANUARY 29, 2005      $ (5,058)           $--       $114,324
                               ---------  -------------  -------------
Net income                           --             --         35,250
Retirement of treasury stock,
 at cost                          5,058             --             --
Issuance of common stock
 pursuant to Incentive Option
 Plan                                --             --          1,601
Income tax benefit from
 exercise of non-qualified
 stock options                       --             --          2,694
Stock dividend fractional
 share repurchase                    --             --            (69)
Stock dividend transfer of par
 value                               --             --             --
                               ---------  -------------  -------------
BALANCE, JANUARY 28, 2006           $--            $--       $153,800
                               ---------  -------------  -------------
Net income                           --             --         43,222
Adjustment to minimum pension
 liability, net of tax               --              6              6
                                          -------------  -------------
Comprehensive income                                 6         43,228
Adjustment to initially apply
 FAS No. 158, net of tax             --           (145)          (145)
Issuance of common stock
 pursuant to Incentive Option
 Plan                                --             --          7,404
Income tax benefit from
 exercise of non-qualified
 stock options                       --             --          3,947
                               ---------  -------------  -------------
BALANCE, FEBRUARY 3, 2007           $--          $(139)      $208,234
                               ---------  -------------  -------------


Note: The foregoing unaudited Consolidated Statements of Stockholders'
 Equity are excerpts from our Consolidated Financial Statements for each of the three years ended February 3, 2007 and do not include the Notes, which are considered an integral part thereof. The foregoing unaudited financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 which was filed with the Securities and Exchange Commission on April 17, 2007.


                     JOS. A. BANK CLOTHIERS, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
        FOR THE YEARS ENDED JANUARY 29, 2005, JANUARY 28, 2006
                         AND FEBRUARY 3, 2007
                            (In Thousands)

                                 Fiscal 2004  Fiscal 2005  Fiscal 2006
                                 -----------  -----------  -----------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                        $24,481      $35,250      $43,222
Adjustments to reconcile net
 income to net cash provided by
 operating activities:
  Increase (decrease) in
   deferred taxes                     1,906       12,791       (2,603)
  Depreciation and amortization      10,498       13,020       15,809
  Loss on disposition of assets           4           31           34
  Income tax benefit from
   exercise of non-qualified
   stock options                      2,256        2,694           --
Changes in assets and
 liabilities:
  (Increase) decrease in
   accounts receivable                 (597)      (1,657)       1,262
  Increase in inventories            (6,905)     (48,949)      (6,829)
  Increase in prepaid expenses
   and other assets                  (1,569)        (960)      (5,708)
  (Increase) decrease in non-
   current assets                      (273)         942           31
  Increase (decrease) in
   accounts payable                  11,385        2,545         (995)
  Increase in accrued expenses          242       15,503       10,490
  Increase in noncurrent lease
   obligations                       10,266        4,689        7,046
  Increase (decrease) in other
   noncurrent liabilities              (241)       1,127         (848)
                                 -----------  -----------  -----------
  Net cash provided by operating
   activities                        51,453       37,026       60,911
                                 -----------  -----------  -----------
CASH FLOWS USED FOR INVESTING
 ACTIVITIES:
  Payments for capital
   expenditures                     (29,939)     (31,577)     (31,141)
  Proceeds from disposal of
   assets                               907           --           --
                                 -----------  -----------  -----------
  Net cash used for investing
   activities                       (29,032)     (31,577)     (31,141)
                                 -----------  -----------  -----------
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Borrowings under revolving
   loan agreement                    80,360      106,185       90,135
  Repayment of borrowings under
   revolving loan agreement        (100,947)    (106,185)     (90,135)
  Proceeds from long-term debt           --           --          400
  Repayment of other long-term
   debt                              (2,417)      (1,062)      (5,785)
  Income tax benefit from
   exercise of non-qualified
   stock options                         --           --        3,947
  Proceeds from issuance of
   common stock, net of
   fractional share repurchase        1,133        1,532        7,404
                                 -----------  -----------  -----------
  Net cash provided by (used in)
   financing activities             (21,871)         470        5,966
                                 -----------  -----------  -----------
  Net increase in cash and cash
   equivalents                          550        5,919       35,736
CASH AND CASH EQUIVALENTS,
 beginning of year                      875        1,425        7,344
                                 -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, end
 of year                             $1,425       $7,344      $43,080
                                 ===========  ===========  ===========

Note: The foregoing unaudited Condensed Consolidated Statements of
 Cash Flows are excerpts from our Consolidated Financial Statements for each of the three years ended February 3, 2007 and do not include the Notes, which are considered an integral part thereof. The foregoing unaudited financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 which was filed with the Securities and Exchange Commission on April 17, 2007.


    CONTACT: JoS. A. Bank Clothiers, Inc., Hampstead, MD
             David E. Ullman,
             EVP/CFO,
             410-239-5715
             or
             Investor Relations Information Request Website
             (http://phx.corporate-ir.net/
             phoenix.zhtml?c=113815&p=irol-inforeq),
             or
             Voicemail, 410-239-5900
             E-commerce Address for JoS. A. Bank Clothiers, Inc.:
             www.josbank.com